UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10575

                 Alliance California Municipal Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2004

                    Date of reporting period: April 30, 2004





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ITEM 1. REPORTS TO STOCKHOLDERS.



[LOGO] AllianceBernstein (SM)
Investment Research and Management


================================================================================
Alliance California Municipal Income Fund

                                   Closed End

                                              Semi-Annual Report--April 30, 2004
================================================================================


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     Investment Products Offered
   ===============================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
   ===============================

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 25, 2004


Semi-Annual Report
This report provides management's discussion of fund performance for Alliance California Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2004.

Investment Objective and Policies
The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax and California income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California income tax. In addition, the Fund normally invests at least 75% of its net assets in investment grade municipal securities.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2004. For comparison, returns for the Lipper California Municipal Debt Funds Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

--------------------------------------------------------------------------------
   INVESTMENT RESULTS*
   Periods Ended April 30, 2004

                                                    ============================
                                                              Returns
                                                    ============================
                                                    6 Months           12 Months
--------------------------------------------------------------------------------
   Alliance
   California
   Municipal Income
   Fund (NAV)                                         4.10%              6.29%
--------------------------------------------------------------------------------
   Lehman Brothers
   Municipal Index                                    1.19%              2.68%
--------------------------------------------------------------------------------
   Lipper California
   Municipal Debt
   Funds Average                                      2.41%              3.53%
--------------------------------------------------------------------------------

   The Fund's market price per share on April 30, 2004 was $13.02. For additional Financial Highlights, please see pages 19-20.

 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of April 30, 2004. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

   The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For both the six- and 12-month periods ended April 30, 2004, the Lipper California Municipal Debt Funds Average consisted of 30 funds. These funds have generally similar investment objectives to Alliance California Municipal Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including Alliance California Municipal Income Fund.


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                                   Alliance California Municipal Income Fund o 1


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For the six-month period ended April 30, 2004, the municipal bond market posted positive returns even though long municipal rates rose by 0.13%. During this period, the Fund outperformed its benchmark, the LB Municipal Index. The Fund's stronger relative performance was largely the result of certain holdings being advance refunded as well as security selection in the insured, health care and tobacco settlement sectors. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. During the six-month reporting period, the Fund also outperformed its peer group, as represented by the Lipper Average.

Market Review and Investment Strategy
From October 31, 2003 to April 30, 2004, long-term municipal bond yields increased by approximately 13 basis points. Over that time period, the long municipal bond market slightly underperformed the taxable bond market on a pre-tax basis, but outperformed on an after-tax basis. For example, the LB Municipal Index gained 1.19% during the six-month period ended April 30, 2004 while the LB U.S. Aggregate Index, representing taxable bonds, generated a pre-tax return of 1.25% over the same period. The Treasury bond component of the aggregate index posted a lower pre-tax return of 0.75%. As of April 30, 2004, 30-year municipal bonds were yielding approximately 95% of comparable maturity Treasury bonds.

Continued weak economic conditions, as well as minimal concern for inflation, contributed to declining municipal bond yields through early March 2004. As signs of economic recovery emerged in the latter part of March and into early April, municipal bond yields started to rise in concert with taxable yields. In anticipation of a more imminent reaction by the U.S. Federal Reserve to the stronger economic indicators, the market began to push shorter maturity bond yields higher at a faster pace than longer maturity bonds. As a result, the difference between 30-year and five-year short-term municipal bond yields declined by 0.43%. The yield curve, a plot of bond yields sorted by ascending maturity, normally slopes upward for longer maturity bonds. When the difference in yield between short- and long-term bonds declines, the change in the shape of the curve is referred to as a "flattening." When the curve flattens, the cost, as measured by the decline in yield, of reducing interest rate sensitivity by moving from longer maturity bonds to shorter maturity bonds, declines.

The prolonged low rate environment has resulted in an increased demand for lower-rated bonds that carry higher yields. As demand for those higher yielding bonds increased, the incremental difference in yield compared to better quality bonds declined. As a result, higher yielding bonds, in general, generated strong relative performance over the period.

Given their lower credit profiles, the health care and industrial development sectors led the market in performance over the past six months. Two of the weakest performing sectors, pre-refunded bonds and housing bonds, were high credit quality sectors. Pre-refunded bonds typically have very short effective maturities so rising short-term rates hurt the performance of those se


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2 o Alliance California Municipal Income Fund


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curities. Continued concerns regarding increased refinancing activity limited price improvement in municipal housing bonds. Municipal housing bonds are secured by homeowners' mortgages. As homeowners prepay their mortgages, municipal housing bonds are redeemed at par (100% of face value). Typically, lower yields cause bond prices to increase, but if the market anticipates that a bond may be redeemed in the near term, it is unlikely to value the bonds at a price much above par.


--------------------------------------------------------------------------------
                                   Alliance California Municipal Income Fund o 3


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PORTFOLIO OF INVESTMENTS
April 30, 2004 (unaudited)

                                         Standard      Principal
                                         & Poor's         Amount
                                          Ratings          (000)         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS-163.6%

Long-Term Municipal Bonds-160.4%
Arizona-3.5%
Arizona Hlth Fac Hosp Rev
   (Phoenix Childrens Hosp) Ser 02A
   6.00%, 2/15/32(a) ..................      Ba2      $    5,000      $4,288,100
                                                                      ----------
California-146.6%
Assoc Bay Area Gov MFHR
   (Bijou Woods Apts) FNMA
   Ser 01A AMT
   5.30%, 12/01/31(a) .................      Aaa           2,735       2,749,851
Bellflower Redev Agy MFHR
   (Bellflower Terrace) FNMA
   Ser 02A AMT
   5.50%, 6/01/35 .....................      AAA           3,000       3,086,340
California CFD
   (YMCA Metro LA Proj) AMBAC
   Ser 01
   5.25%, 2/01/32 .....................      AAA           6,295       6,429,272
California Cnty Tobacco Sec Agy
   Fresno Cnty Ser 02
   6.125%, 6/01/38 ....................      BBB           2,000       1,732,560
California GO
   Ser 02
   5.25%, 4/01/30 .....................      BBB          10,000       9,846,400
   Ser 03
   5.25%, 2/01/24 .....................      BBB           2,000       1,999,840
   Ser 04
   5.00%, 2/01/33 .....................      BBB           3,500       3,311,140
   5.30%, 4/01/29 .....................      BBB           1,000         990,800
California GO
Veterans Housing FSA
   Ser 01
   5.60%, 12/01/32 ....................      AAA           1,205       1,218,918
California GO
Veterans Housing MBIA
   Ser 01BZ AMT
   5.375%, 12/01/24 ...................      AAA           4,000       4,016,480
California Hgr Ed Fac
   (Univ of The Pacific) Ser 02
   5.375%, 11/01/32(a) ................      A2            4,035       4,090,804
California Hlth Fac
   (Sutter Health) Ser 00A
   6.25%, 8/15/35 .....................      AA-           5,000       5,520,000


--------------------------------------------------------------------------------
4 o Alliance California Municipal Income Fund


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                                         Standard      Principal
                                         & Poor's         Amount
                                          Ratings          (000)         Value
--------------------------------------------------------------------------------

California Hlth Fac Hosp Rev
   (Lucile Salter Packard Hosp) AMBAC
   Ser 03C
   5.00%, 8/15/22 ........................    AAA     $     3,295    $ 3,351,048
California Hlth Fac Rev
   (Cottage Health Sys) MBIA
   Ser 03B
   5.00%, 11/01/23 .......................    AAA           2,770      2,790,803
California State Dept of Wtr
   Ser 02A
   5.375%, 5/01/22 .......................    BBB+          4,000      4,101,680
California Statewide Ed Fac
   (Bentley School) Ser 01
   6.75%, 7/01/32 ........................    NR            8,500      8,516,235
California Statewide Hosp Rev
   (Kaiser Permanente) Ser 02
   5.50%, 11/01/32 .......................    A             4,000      4,070,520
Chula Vista PCR
   (San Diego Gas & Elec)
   Ser 92A AMT
   6.40%, 12/01/27 .......................    AA-           5,000      5,101,000
Cucamonga Sch Dist
   Ser 02
   5.125%, 6/01/23 .......................    A-              820        783,920
Fontana Pub Fin Auth
   (No Fontana Redev Proj)
   Ser 03A
   5.50%, 9/01/32(b) .....................    AAA           4,800      5,004,528
Golden State
   Tobacco Settlement Bonds
   Ser 03A-1
   6.75%, 6/01/39 ........................    BBB           1,500      1,412,175
Golden State
   Tobacco Settlement Bonds
   XLCA Ser 03B
   5.50%, 6/01/33 ........................    AAA           5,000      5,161,950
Los Angeles Cmnty Redev Agy
   Ser 04L
   5.00%, 3/01/18 ........................    BBB-          1,000        975,570
Los Angeles Cnty Metro Tran Auth
   FGIC Ser 00A
   5.25%, 7/01/30 ........................    AAA           4,700      4,840,859
Los Angeles Dept of Wtr & Pwr
   Elec Rev FGIC Ser 01A
   5.125%, 7/01/41 .......................    AAA          10,000     10,055,800
Los Angeles Spec Tax
   (Grand Central Square) AMBAC
   Ser 02 AMT
   5.375%, 12/01/26 ......................    AAA           6,635      6,645,749


--------------------------------------------------------------------------------
                                   Alliance California Municipal Income Fund o 5

                                         Standard      Principal
                                         & Poor's         Amount
                                          Ratings          (000)         Value
--------------------------------------------------------------------------------

Los Angeles Uni Sch Dist
   MBIA Ser 02E
   5.125%, 1/01/27 ........................    AAA    $    10,000    $10,102,200
Mount San Antonio Cmnty College
   MBIA Ser 04B
   5.25%, 8/01/24 .........................    AAA          1,510      1,560,645
Murrieta CFD
   (Blackmore Ranch) Ser 03-2
   6.10%, 9/01/34 .........................    NR           1,000        988,990
Murrieta Valley Uni Sch Dist CFD
   (Rancho Mira Mosa) Ser 02
   6.30%, 9/01/24 .........................    NR           1,625      1,651,179
   6.375%, 9/01/32 ........................    NR           4,505      4,591,135
Murrieta Valley Uni Sch Dist CFD
   Ser 02 ETM
   6.375%, 9/01/32 ........................    NR           1,000      1,021,860
Napa MFHR
   (Vintage at Napa Apts) FNMA
   Ser 01A AMT
   5.20%, 6/15/34(a) ......................    Aaa          4,500      4,569,705
Orange Cnty
   (San Joaquin Hills Transp)
   MBIA Ser 97
   5.25%, 1/15/30 .........................    AAA          5,000      5,114,300
Palo Alto Assess Dist
   (University Ave Area Off
   Street Parking) Ser 02A
   5.875%, 9/02/30 ........................    BBB          8,985      9,168,474
Pomona
   AMBAC Ser 03
   5.50%, 6/01/34 .........................    AAA          1,640      1,716,621
Port of Oakland
   FGIC Series 02L AMT
   5.375%, 11/01/27 .......................    AAA          5,000      5,069,700
Salinas Valley Sld Waste
   (Transfer Station) AMBAC
   Ser 02 AMT
   5.25%, 8/01/31 .........................    AAA          3,930      3,924,027
San Francisco City & Cnty Arpt Rev
   (Int'l Arpt) FGIC Ser 03
   5.125%, 5/01/19 ........................    AAA          1,000      1,047,290
San Francisco City & Cnty Arpt Rev
   (Int'l Arpt) MBIA Ser 02-28A AMT
   5.125%, 5/01/32 ........................    AAA          2,500      2,447,225
San Francisco City & Cnty Lease Rev
   (San Bruno Jail 63) AMBAC Ser 00
   5.25%, 10/01/33 ........................    AAA          5,000      5,114,300
Sequoia Uni Sch Dist GO
   FSA Ser 02
   5.125%, 7/01/31(a) .....................    Aaa          1,770      1,784,673


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6 o Alliance California Municipal Income Fund

                                         Standard      Principal
                                         & Poor's         Amount
                                          Ratings          (000)         Value
--------------------------------------------------------------------------------
Stanislaus Cnty
   Tobacco Settlement Bonds
   Ser 02A
   5.875%, 6/01/43(a) ..................    Baa     $   2,500    $  2,116,725
Temecula Redev Agy
   MBIA Ser 02
   5.25%, 8/01/36 ......................    AAA         6,270       6,376,151
Yorba Linda
   (Black Gold Golf Course Proj Rev)
   Ser 00
   7.50%, 10/01/30 .....................    AAA         4,500       5,423,175
                                                                 ------------
                                                                  181,592,617
                                                                 ------------
Puerto Rico-10.3%
Puerto Rico Elec Pwr Auth Rev
   XLCA Ser 02-2
   5.25%, 7/01/31 ......................    AAA         6,000       6,188,760
Puerto Rico Hwy & Trans Auth
   Ser 02D
   5.375%, 7/01/36 .....................    A           6,450       6,614,281
                                                                 ------------
                                                                   12,803,041
                                                                 ------------
Total Long-Term Municipal Bonds
   (cost $196,111,830) .................                          198,683,758
Short Term Municipal Notes(c)-3.2%
                                                                 ------------
Alaska-0.3%
Valdez Marine Term Rev
   (Exxon Pipeline Co Proj) Ser 85
   1.03%, 10/01/25 .....................    A-1+          400         400,000
                                                                 ------------
California-2.3%
California State Dept of Wtr
   Res Pwr Supply Ser 02B1
   1.07%, 5/01/22 ......................    A-1+          900         900,000
Los Angeles Dept of Wtr & Pwr Rev
   Ser 01B-3
   1.10%, 7/01/34 ......................    A-1+        2,000       2,000,000
                                                                 ------------
                                                                    2,900,000
                                                                 ------------
Texas-0.6%
WestSide Calhoun Cnty Pol Ctrl Rev
   (BP Chemicals Inc Proj) Ser 00
   1.13%, 10/01/30 .....................    A-1+          700         700,000
                                                                 ------------
Total Short Term Municipal Notes
   (cost $4,000,000) ...................                            4,000,000
                                                                 ------------


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                                   Alliance California Municipal Income Fund o 7


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                                                                 Value
--------------------------------------------------------------------------------
Total Investments-163.6%
   (cost $200,111,830).............                         $  202,683,758
Other assets less liabilities-1.8%.                              2,227,446
Preferred stock, at redemption
   value-(65.4%)...................                            (81,000,000)
                                                            --------------
Net Assets applicable to common
   shareholders-100%(d)...............                      $  123,911,204
                                                            --------------
INTEREST RATE SWAP (see Note C)
                                             Rate Type
                                    ----------------------------
                                       Payments        Payments
    Swap         Notional  Termination  made by       received by    Unrealized
Counterparty      Amount      Date    the Portfolio  the Portfolio  Appreciation
--------------------------------------------------------------------------------
Merrill Lynch  $10,900,000  02/03/06      BMA*       85.10% of      $4,906
                                                  1 Month LIBOR9

*  BMA (Bond Market Association)

+  LIBOR (London Interbank Offered Rate)


(a) Moody's or Fitch Rating.
(b) Represents entire or partial position segregated as collateral for interest rate swap.
(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.
   Glossary of Terms:
   AMBAC    -  American Municipal Bond Assurance Corporation
   AMT      -  Alternative Minimum Tax - (subject to)
   CFD      -  Community Facilities District
   ETM      -  Escrow to Maturity
   FGIC     -  Financial Guaranty Insurance Company
   FNMA     -  Federal National Mortgage Association
   FSA      -  Financial Security Assurance, Inc.
   GO       -  General Obligation
   MBIA     -  Municipal Bond Investors Assurance
   MFHR     -  Multi-Family Housing Revenue
   NR       -  Rating not applied for (comparable in quality to those the fund is permitted to invest in)
   PCR      -  Pollution Control Revenue
   XLCA     -  XL Capital Assurance
   See notes to financial statements.


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8 o Alliance California Municipal Income Fund

STATEMENT OF ASSETS & LIABILITIES
April 30, 2004 (unaudited)


Assets
Investments in securities, at value (cost $200,111,830).   $   202,683,758
Cash....................................................            14,948
Unrealized appreciation of swap agreements..............             4,906
Interest receivable.....................................         3,373,874
Prepaid expenses........................................           129,230
                                                           ---------------
Total assets............................................       206,206,716
                                                           ---------------
Liabilities
Payable for investment securities purchased.............           990,100
Dividends payable--preferred shares.....................            64,846
Advisory fee payable....................................            63,310
Accrued expenses and other liabilities..................           177,256
                                                           ---------------
Total liabilities.......................................         1,295,512
                                                           ---------------
Preferred Stock, at redemption value
   $.001 par value per share; 3,240 shares Auction
   Preferred Stock authorized, issued and outstanding
   at $25,000 per share liquidation preference..........        81,000,000
                                                           ---------------
Net Assets Applicable to Common Shareholders............   $   123,911,204
                                                           ===============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
   1,999,996,760 shares authorized, 8,519,002 shares
   issued and outstanding...............................   $         8,519
Additional paid-in capital..............................       120,705,531
Undistributed net investment income.....................         2,126,994
Accumulated net realized loss on investment
   transactions.........................................        (1,506,674)
Net unrealized appreciation of investments..............         2,576,834
                                                           ---------------
Net Assets Applicable to Common Shareholders............   $   123,911,204
                                                           ===============
Net Asset Value Applicable to Common Shareholders
   (based on 8,519,002 common shares outstanding).......            $14.55
                                                                    ======


See notes to financial statements.


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (unaudited)

Investment Income
Interest...............................                    $     5,466,143
Expenses
Advisory fee...........................  $       681,695
Auction Preferred Stock-auction
   agent's fees........................          102,435
Audit and legal........................           71,277
Custodian..............................           53,392
Printing...............................           30,679
Directors' fees and expenses...........           17,000
Registration fees......................           12,564
Transfer agency........................           10,686
Miscellaneous..........................           16,265
                                         ---------------
Total expenses.........................          995,993
Less: expenses waived by the Adviser
   (see Note B)........................         (314,628)
                                         ---------------
Net expenses...........................                            681,365
                                                           ---------------
Net investment income..................                          4,784,778
                                                           ---------------
Realized and Unrealized Gain
on Investment Transactions
Net realized gain on:
Investment transactions................                            323,700
   Swaps...............................                                144
Net change in unrealized appreciation/depreciation of:
   Investments.........................                            218,763
   Swaps...............................                              4,906
                                                           ---------------
Net gain on investment transactions....                            547,513
                                                           ---------------
Dividends to Auction Preferred
Shareholders from
Net investment income..................                           (519,886)
                                                           ---------------
Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations.....................                    $     4,812,405
                                                           ===============

See notes to financial statements.


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10 o Alliance California Municipal Income Fund

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                            Six Months
                                               Ended         Year Ended
                                          April 30, 2004     October 31,
                                            (unaudited)         2003
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income..................  $     4,784,778   $     9,787,092
Net realized gain (loss) on investment
   transactions........................          323,844        (1,382,341)
Net change in unrealized
   appreciation/depreciation
   of investments......................          223,669        (2,072,340)
Dividends to Auction Preferred
Shareholders from
Net investment income..................         (519,886)       (1,055,490)
                                         ---------------   ---------------
Net increase in net assets applicable
   to Common Shareholders resulting
   from operations.....................        4,812,405         5,276,921
Dividends to Common
Shareholders from
Net investment income..................       (4,055,040)       (7,121,845)
Preferred offering costs and sales load               -0-          (55,638)
                                         ---------------   ---------------
Total increase (decrease)..............          757,365        (1,900,562)
Net Assets Applicable to
Common Shareholders
Beginning of period....................      123,153,839       125,054,401
                                         ---------------   ---------------
End of period (including undistributed
   net investment income of $2,126,994
   and $1,917,142, respectively).......  $   123,911,204   $   123,153,839
                                         ===============   ===============


   See notes to financial statements.


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 11

NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (unaudited)

NOTE A
Significant Accounting Policies
Alliance California Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or


--------------------------------------------------------------------------------
12 o Alliance California Municipal Income Fund less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 13

NOTE B
Advisory Fees and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2004, the amount of such fees waived was $314,628.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2004, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2004 were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
  U.S.government securities)...........  $    24,312,959   $    26,943,719
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation...........................   $     4,303,688
Gross unrealized depreciation...........................        (1,731,760)
                                                           ---------------
Net unrealized appreciation.............................   $     2,571,928
                                                           ---------------

1. Swap Agreements
The Fund may enter into swaps to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of


--------------------------------------------------------------------------------
14 o Alliance California Municipal Income Fund a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE D
CommonStock
The Fund has 1,999,996,760 shares of $.001 par value common stock authorized. There are 8,519,002 shares of common stock outstanding at April 30, 2004. During the period ended October 31, 2002, the Fund issued 2,335 shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Preferred Stock
The Fund has authorized, issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M. The dividend rate on the Series M is .98% effective through May 3, 2004. The dividend rate on Series T is 1.62% effective through August 2, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 15

Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders
The tax character of distributions to be paid to common shareholders for the year ending October 31, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows:

                                               2003             2002
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $        8,867   $         5,012
   Tax exempt income..................        7,112,978         4,526,738
                                         --------------   ---------------

Total distributions paid..............   $    7,121,845   $     4,531,750(a)
                                         --------------   ---------------
As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income.........................   $    1,977,424
Accumulated capital and other losses....................       (1,830,518)(b)
Unrealized appreciation/(depreciation)..................        2,353,165
                                                           --------------
Total accumulated earnings/(deficit)....................   $    2,500,071
                                                           --------------

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $1,830,518 of which $448,177 expires in the year 2010 and $1,382,341 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


--------------------------------------------------------------------------------
16 o Alliance California Municipal Income Fund

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of California and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, numerous lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

     (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 17
            described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


--------------------------------------------------------------------------------
18 o Alliance California Municipal Income Fund

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                      Six Months
                                                           Ended                   January 29,
                                                       April 30,     Year Ended     2002(a) to
                                                            2004    October 31,    October 31,
                                                     (unaudited)           2003           2002
                                                     -----------------------------------------
Net asset value, beginning of period...............       $14.46         $14.68        $ 14.33
                                                     -----------------------------------------
Income from Investment Operations
Net investment income(b)(c)........................          .56           1.15            .73
Net realized and unrealized gain (loss)
   on investment transactions......................          .07           (.40)           .46
Dividends to preferred shareholders from
  Net investment income (common stock
     equivalent basis).............................         (.06)          (.12)          (.08)
                                                     -----------------------------------------
Net increase in net asset value from operations ...          .57            .63           1.11
                                                     -----------------------------------------
Less: Dividends to common shareholders from
  Net investment income............................         (.48)          (.84)          (.61)
Common stock offering costs........................           -0-            -0-          (.03)
Preferred stock offering costs and sales load                 -0-          (.01)          (.12)
                                                     -----------------------------------------
  Net asset value, end of period...................       $14.55         $14.46        $ 14.68
                                                     =========================================
  Market value, end of period......................       $13.02         $13.18        $ 13.78
                                                     =========================================
Discount...........................................       (10.52)%        (8.85)%        (6.13)%
Total Return
Total investment return based on:(d)
  Market value.....................................         2.20%          1.67%         (4.08)%
  Net asset value..................................         4.10%          4.70%          6.93%
Ratios/Supplemental Data:
Net assets applicable to common
   shareholders, end of
   period (000's omitted)..........................     $123,911       $123,154       $125,054
Preferred Stock, at redemption value
   ($25,000 per share liquidation preference)
   (000's omitted).................................      $81,000        $81,000        $81,000
Ratio to average net assets applicable to common
   shareholders of:
  Expenses, net of fee waivers(e)..................         1.06%(f)       1.04%          1.07%(f)
  Expenses, before fee waivers(e)..................         1.55%(f)       1.53%          1.53%(f)
  Net investment income, before preferred stock
     dividends(c)(e)...............................         7.46%(f)       7.88%          6.69%(f)
  Preferred stock dividends........................          .81%(f)        .85%           .72%(f)
  Net investment income, net of preferred stock
     dividends(c)..................................         6.65%(f)       7.03%          5.97%(f)
Portfolio turnover rate............................           12%            18%            20%
Asset coverage ratio...............................          253%           252%           254%


See footnote summary on page 20.


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 19

(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.
(b) Based on average shares outstanding.
(c) Net of fees waived by the Adviser.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.
(f) Annualized.


--------------------------------------------------------------------------------
20 o Alliance California Municipal Income Fund

SUPPLEMENTAL PROXY INFORMATION
(unaudited)


A Special Meeting of Shareholders of Alliance California Municipal Income Fund was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                      Authority
                                                   Voted For          Withheld
================================================================================

1. To elect directors    Class One Nominees
                         (terms expire in 2007)
                         John H. Dobkin           7,734,528             86,124
                         Clifford L. Michel       7,735,651             85,001
                         Donald J. Robinson       7,734,516             86,136


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 21

BOARD OF DIRECTORS



William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Robert B. Davidson, III, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee.
(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

--------------------------------------------------------------------------------
22 o Alliance California Municipal Income Fund

ALLIANCEBERNSTEIN FAMILY OF FUNDS


================================================================================
  Wealth Strategies Funds

  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
  Blended Style Funds

  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

================================================================================
  Growth Funds

  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund
  Technology Fund

  Global & International
  All-Asia Investment Fund
  Global Research Growth Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds

  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds

  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds

  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds

  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds

  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                  Alliance California Municipal Income Fund o 23

SUMMARY OF GENERAL INFORMATION



Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSEtrading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."


Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve
Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
24 o Alliance California Municipal Income Fund

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

CAMSR0404

ITEM 2. CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.     DESCRIPTION OF EXHIBIT
    -----------     ----------------------
    11 (b) (1)      Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)      Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:  June 30, 2004

                                                                Exhibit 11(b)(1)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Marc O. Mayer, certify that:

1. I have reviewed this report on Form N-CSR (the "Report") of Alliance California Municipal Income Fund, Inc. (the "Fund");

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation; and

         c) disclosed in this Report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year [or second fiscal half-year in the case of an annual report] that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors:

         a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.



Date:  June 30, 2004

                                  /s/Marc O. Mayer
                                  ----------------
                                  Marc O. Mayer
                                  President

                                                                Exhibit 11(b)(2)

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER



I, Mark D. Gersten, certify that:

1. I have reviewed this report on Form N-CSR (the "Report") of Alliance California Municipal Income Fund, Inc. (the "Fund");

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation; and

         c) disclosed in this Report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year [or second fiscal half-year in the case of an annual report] that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors:

         a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.



Date: June 30, 2004



                                    /s/ Mark D. Gersten
                                    -------------------
                                    Mark D. Gersten
                                    Treasurer and Chief Financial Officer

                                                                  Exhibit 11 (c)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of Alliance California Municipal Income Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 30, 2004

                             By:     /s/ Marc O. Mayer
                                     ----------------------
                                     Marc O. Mayer
                                     President

                             By:     /s/ Mark D. Gersten
                                     ----------------------
                                     Mark D. Gersten
                                     Treasurer and Chief Financial Officer



This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.